Federal Home Loan Bank Advances	12 Months Ended
Dec. 31, 2015
Banking and Thrift [Abstract]
Federal Home Loan Bank Advances

Note 7. Federal Home Loan Bank Advances

Pursuant to collateral agreements with the FHLB, advances are collateralized by all of the Bank’s FHLB stock ($1,202,900 included in other assets at December 31, 2015) and qualifying first mortgages and other loans. As of December 31, 2015, the balance in qualifying first mortgages and other loans was $166,840,812. At December 31, 2015 and December 31, 2014, advances from the FHLB, along with their rate and maturity date, consist of the following:

Advance Amount at		Interest Rate	Final Maturity
December 31,
2015	2014
$20,000,000	$20,000,000	2.53	January 9, 2018

The scheduled payments for the next five years are as follows:

Year Due	Payment
2016	—
2017	—
2018	$20,000,000
2019	—
2020	—